================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 19,2004




                          POWERWAVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




            Delaware                     000-21507               11-2723423
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                            1801 E. St. Andrew Place
                               Santa Ana, CA 92705
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (714) 466-1000

        Former name or former address, if changed since last report: N/A

================================================================================

Item 7.    Financial Statements and Exhibits

(c)      Exhibits

     The following exhibit is furnished as part of this report:


Exhibit Number                       Description
-------------- -----------------------------------------------------------------
     99.1 Transcript of the Company's first quarter 2004 financial results conference call and simultaneous webcast held on April 19, 2004.





ITEM 12  Results of Operations and financial Condition


     On April 19, 2004, Powerwave Technologies, Inc. (the "Company") issued a press release regarding financial results for its first quarter of fiscal 2004, ending April 4, 2004. At 2pm Pacific Time, the Company held a conference call and simultaneous webcast in which Bruce C. Edwards, the Company's President and Chief Executive Officer and Kevin T. Michaels, the Company's Senior Vice President and Chief Financial Officer, made a presentation regarding the Company's financial results for the Company's first quarter of 2004 ending April 4, 2004. A copy of the transcript of the conference call is attached hereto as
Exhibit 99.1. A copy of the press release was previously furnished on a separate Current Report on Form 8-K, dated April 19, 2004.


     In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.



                                   Signatures
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    April 21, 2004                         POWERWAVE TECHNOLOGIES, INC
       -----------------

                                       By:         /s/ KEVIN T. MICHAELS
                                           -------------------------------------
                                                     Kevin T. Michaels
                                            Senior Vice President, Finance and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit Number                       Description
-------------- -----------------------------------------------------------------
     99.1 Transcript of the Company's first quarter 2004 financial results conference call and simultaneous webcast held on April 19, 2004.